UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                811-8703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	03/31
Date of reporting period:	03/31/2010

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus High Yield Strategies Fund

Protecting Your Privacy

Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Cash Flows
20	Statement of Changes in Net Assets
21	Financial Highlights
22	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Important Tax Information
35	Proxy Results
36	Supplemental Information
37	Information About the Review and Approval of the Fund’s Management Agreement
42	Dividend Reinvestment Plan
47	Board Members Information
49	Officers of the Fund
53	Officers and Trustees
FOR MORE INFORMATION
Back Cover

The Fund

Dreyfus High Yield
Strategies Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus High Yield Strategies Fund, covering the 12-month period from April 1, 2009, through March 31, 2010.

Fixed-income markets began the reporting period in the midst of a broad-based rebound in security prices, as global credit markets showed improvements and a global economic recovery gained momentum. The “risk trade,” in which assets are shifted from conservative to more aggressive investments to take advantage of improving market conditions, profited the most in this more constructive environment. Consequently, the high yield and emerging market sovereign bond markets were among the fixed-income market leaders, while nominal U.S. Treasury securities and other traditional “havens” for credit safety continued to lag on a relative performance basis.

We believe investors probably will need to be more selective in 2010 as the risk trade runs its course.That being stated, we believe current “spreads” in the fixed-income market remain somewhat favorable when compared with historical levels. Of course, market conditions change regularly, so we urge you to talk with your financial advisor. They can help you navigate through the current market environment and recommend appropriate ways to seek potential opportunities, while maintaining your long-term goals within the appropriate level of risk you’re willing to accept.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2009, through March 31, 2010, as provided by Karen Bater, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended March 31, 2010, Dreyfus High Yield Strategies Fund achieved a total return of 56.90% (on a net asset value basis) and produced aggregate income dividends of $0.385per share.1 In comparison, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 56.95% for the same period.2

The high yield market ranked as one of the stronger sectors of the fixed-income market over the reporting period overall, as investors flocked to securities that had fallen to low valuations during the 2008 recession and financial crisis.The fund produced a return that was in line with that of its benchmark, which we attribute in part to our relatively cautious portfolio selection criteria.

The Fund’s Investment Approach

The fund primarily seeks high current income. The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income.The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

Economic Recovery Fueled a Sustained Market Rally

The reporting period began in the immediate wake of a global financial crisis and severe recession, as the Federal Reserve Board already had pumped liquidity into the banking system and maintained an aggressive monetary policy.These remedial efforts helped bolster investor sentiment, sparking rallies in the financial markets that began just weeks before the start of the reporting period. The rally in its early stages was especially

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

robust among riskier assets, including stocks and high yield bonds. As a result,yield differences along the high yield bond market’s maturity range narrowed from historically wide levels. Meanwhile, liquidity conditions improved, and issuance volumes rebounded as investors grew more comfortable with credit market conditions. However, a number of economic challenges remained through the end of 2009, as evidenced by rising default rates, which had reached its 12-month high in November 2009.

The first quarter of 2010 saw further gains in the economy and high yield bond market. Manufacturing activity showed signs of steady and sustainable improvement, housing prices bottomed and job losses moderated.The high yield bond market continued to rally as investors committed more money to the asset class. In addition, the default rate fell to just under 10% at the end of March.

A More Constructive Investment Posture

As the market bounced back from its lows early in the reporting period in 2009, investors increasingly turned to investments that had ranked among the worst performers during the downturn. Because we manage the fund through extensive fundamental research into industry groups and individual issuers, we had adopted a generally defensive stance, and the fund lagged market averages over the first half of the reporting period.

However, the fund’s relative performance improved markedly over the second half, when investor sentiment began to shift away from bargain hunting among survivors of the downturn and toward companies with the ability to thrive during better economic times.We shifted the fund’s overall positioning to a more constructive posture, reducing its exposure away from the traditionally defensive cable, telecommunications and health care sectors toward the more economically sensitive media, technology and gaming industry groups. We also reduced the fund’s underweight position among retailers.

These allocations helped the fund produce above-average returns over the reporting period’s second half and in line with the Index for the reporting period overall by March 2010, when returns were particularly robust among holdings from media, telecommunications, technology and gaming companies.However,the fund encountered mild headwinds posed by an underweight position in the financials sector, which fared better than market averages. An underweight position in bonds from companies in the building products industry also undermined the fund’s results compared to its benchmark.

Positioned for the Next Phase of the Economic Cycle

We remain optimistic regarding the economic recovery and the potential for further gains among high yield bonds. In our judgment, low interest rates, an improving employment situation and rising consumer spending could support above-trend economic growth later this year. Furthermore, healthy corporate balance sheets, lower leverage, declining default rates and investor-friendly terms and conditions on new bond issues could support strong demand for a limited supply of high yield bonds.Therefore, we currently intend to maintain a generally constructive investment posture, including an emphasis on some of the market’s more economically sensitive industry groups.

April 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund's prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer's perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1

Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation and the fund’s shareholder servicing agent pursuant to an agreement in effect through September 30, 2010, at which time it may be extended, modified or terminated.

Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. On September 25, 2009, the Merrill Lynch U.S. HighYield Master II

Constrained Index was renamed the BofA Merrill Lynch U.S. HighYield Master II Constrained Index, (the “Index”).The Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic andYankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%.Investors cannot invest directly in any index.

The Fund 5

SELECTED INFORMATION

March 31, 2010 (Unaudited)

Market Price per share March 31, 2010	$4.34
Shares Outstanding March 31, 2010	71,497,084
New York Stock Exchange Ticker Symbol	DHF

MARKET PRICE (NEW YORK STOCK EXCHANGE)

		Fiscal Year Ended March 31, 2010
	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
	June 30,	September 30,	December 31,	March 31,
	2009	2009	2009	2010
High	$3.12	$3.55	$3.80	$4.34
Low	2.47	2.97	3.47	3.60
Close	3.05	3.55	3.75	4.34

PERCENTAGE GAIN (LOSS) based on change in Market Price†

April 29, 1998 (commencement of operations) through March 31, 2010		24.84%
April 1, 2000 through March 31, 2010		67.62
April 1, 2005 through March 31, 2010		62.90
April 1, 2009 through March 31, 2010		97.45
July 1, 2009 through March 31, 2010		53.92
October 1, 2009 through March 31, 2010		28.86
January 1, 2010 through March 31, 2010		17.71

NET ASSET VALUE PER SHARE
April 29, 1998 (commencement of operations)	$15.00
March 31, 2009	2.90
June 30, 2009	3.39
September 30, 2009	3.82
December 31, 2009	3.99
March 31, 2010	4.08

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†

April 29, 1998 (commencement of operations) through March 31, 2010	17.42%
April 1, 2000 through March 31, 2010	39.08
April 1, 2005 through March 31, 2010	44.36
April 1, 2009 through March 31, 2010	56.90
July 1, 2009 through March 31, 2010	30.26
October 1, 2009 through March 31, 2010	12.63
January 1, 2010 through March 31, 2010	4.05

† With dividends reinvested.

STATEMENT OF INVESTMENTS
March 31, 2010

	Coupon	Maturity	Principal
Bonds and Notes—137.1%	Rate (%)	Date	Amount ($)		Value ($)
Advertising—.2%
Lamar Media,
Gtd. Notes, Ser. B	6.63	8/15/15	570,000	[a]	550,762
Agriculture—.9%
Bolthouse Farms,
Bank Notes	9.00	7/15/16	2,700,000	[f]	2,723,625
Auto Parts & Equipment—2.2%
Goodyear Tire & Rubber,
Sr. Unscd. Notes	10.50	5/15/16	1,285,000	[a]	1,394,225
Lear,
Gtd. Bonds	7.88	3/15/18	350,000		355,688
Lear,
Gtd. Notes	8.13	3/15/20	690,000		704,663
TRW Automotive,
Gtd. Notes	7.25	3/15/17	1,925,000	[a,b]	1,867,250
United Components,
Gtd. Notes	9.38	6/15/13	1,925,000	[a]	1,944,250
					6,266,076
Automobile Manufacturers—.7%
Navistar International,
Gtd. Notes	8.25	11/1/21	2,080,000	[a]	2,132,000
Chemicals—.7%
Huntsman International,
Gtd. Notes	7.88	11/15/14	795,000	[a]	806,925
Huntsman International,
Sr. Sub. Notes	8.63	3/15/20	1,320,000	[a,b]	1,329,900
					2,136,825
Coal—1.4%
Consol Energy,
Gtd. Notes	8.00	4/1/17	645,000	[b]	665,962
Consol Energy,
Gtd. Notes	8.25	4/1/20	795,000	[b]	820,837
Drummond,
Sr. Unscd. Notes	7.38	2/15/16	2,115,000		2,072,700
Murray Energy,
Gtd. Notes	10.25	10/15/15	390,000	[a,b]	401,700
					3,961,199

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial & Professional
Services—7.4%
Alion Science And Technology,
Sr. Scd. Notes	j12.00	11/1/14	615,000	[b]	625,762
Cenveo,
Sr. Scd. Notes	8.88	2/1/18	3,595,000	[a,b]	3,653,419
Ceridian,
Sr. Unscd. Notes	11.25	11/15/15	11,895,000	[a,c]	11,448,937
Ceridian,
Gtd. Notes	12.25	11/15/15	2,034,150	[a]	1,962,955
Garda World Security,
Sr. Unscd. Notes	9.75	3/15/17	1,390,000	[a,b]	1,429,963
iPayment,
Gtd. Notes	9.75	5/15/14	2,715,000	[a]	2,491,013
					21,612,049
Diversified Financial Services—13.3%
BAC Capital Trust XIV,
Gtd. Notes	5.63	12/31/49	5,590,000	[c]	4,248,400
Citigroup Capital XXI,
Gtd. Bonds	8.30	12/21/77	3,913,000	[c]	3,981,478
Ford Motor Credit,
Sr. Unscd. Notes	8.00	12/15/16	1,275,000	[a]	1,345,108
Ford Motor Credit,
Sr. Unscd. Notes	8.70	10/1/14	3,835,000	[a]	4,162,198
GMAC,
Gtd. Notes	8.00	11/1/31	7,240,000	[a]	6,950,400
GMAC,
Gtd. Notes	8.30	2/12/15	670,000	[a,b]	705,175
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	4,678,000	[a,b]	4,502,575
ICAHN Enterprises Finance,
Gtd. Notes	8.00	1/15/18	4,160,000	[a,b]	4,030,000
International Lease Finance,
Sr. Unscd. Notes	8.63	9/15/15	4,170,000	[a,b]	4,273,237
LBI Escrow,
Sr. Scd. Notes	8.00	11/1/17	640,000	[b]	664,800
Leucadia National,
Sr. Unscd. Notes	7.13	3/15/17	1,380,000	[a]	1,373,100
Smurfit Kappa Funding,
Sr. Sub. Notes	7.75	4/1/15	1,700,000	[a]	1,674,500

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial
Services (continued)
USI Holdings,
Sr. Sub. Notes	9.75	5/15/15	993,000	[a,b]	943,350
					38,854,321
Electric Utilities—7.5%
AES,
Sr. Unscd. Notes	8.00	10/15/17	425,000	[a]	433,500
AES,
Sr. Unscd. Notes	9.75	4/15/16	5,045,000	[a,b]	5,486,437
Dynegy Holdings,
Sr. Unscd. Notes	8.38	5/1/16	3,845,000	[a]	3,210,575
Edison Mission Energy,
Sr. Unscd. Notes	7.00	5/15/17	855,000	[a]	600,638
Edison Mission Energy,
Sr. Unscd. Notes	7.50	6/15/13	2,564,000	[a]	2,237,090
Energy Future Holdings,
Gtd. Notes	10.88	11/1/17	4,935,000	[a,c]	3,688,913
North American Energy Alliance,
Sr. Scd. Notes	10.88	6/1/16	1,310,000	[a,b]	1,401,700
NRG Energy,
Gtd. Notes	7.38	1/15/17	2,995,000	[a]	2,972,538
RRI Energy,
Sr. Unscd. Notes	7.63	6/15/14	2,045,000	[a]	1,922,300
					21,953,691
Environmental Control—.4%
WCA Waste,
Gtd. Notes	9.25	6/15/14	1,070,000	[a]	1,083,375
Health Care—11.6%
Bausch & Lomb,
Sr. Unscd. Notes	9.88	11/1/15	3,795,000	[a]	4,032,187
Biomet,
Gtd. Notes	11.63	10/15/17	13,654,000	[a]	15,360,750
HCA,
Sr. Unscd. Notes	9.00	12/15/14	4,000,000	[a]	4,060,000
HCA,
Scd. Notes	9.25	11/15/16	7,320,000	[a]	7,800,375
Inverness Medical Innovations,
Gtd. Notes	9.00	5/15/16	2,640,000	[a]	2,699,400
					33,952,712

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Lodging & Entertainment—8.3%
Ameristar Casinos,
Gtd. Notes	9.25	6/1/14	1,495,000	[a]	1,573,487
Boyd Gaming,
Sr. Sub. Notes	6.75	4/15/14	630,000	[a]	552,825
Boyd Gaming,
Sr. Sub. Notes	7.13	2/1/16	1,120,000	[a]	940,800
Isle of Capri Casinos,
Gtd. Notes	7.00	3/1/14	2,359,000	[a]	2,028,740
MGM Mirage,
Gtd. Notes	6.75	4/1/13	1,416,000	[a]	1,288,560
MGM Mirage,
Gtd. Notes	7.50	6/1/16	4,760,000	[a]	3,986,500
MGM Mirage,
Gtd. Notes	8.38	2/1/11	1,084,000	[a]	1,086,710
MGM Mirage,
Sr. Unscd. Notes	11.38	3/1/18	8,075,000	[a,b]	7,832,750
Penn National Gaming,
Sr. Sub. Notes	8.75	8/15/19	1,855,000	[a,b]	1,892,100
Pokagon Gaming Authority,
Sr. Notes	10.38	6/15/14	1,994,000	[a,b]	2,103,670
Shingle Springs Tribal Gaming
Authority, Sr. Notes	9.38	6/15/15	1,240,000	[a,b]	1,035,400
					24,321,542
Manufacturing—2.6%
RBS Global & Rexnord,
Gtd. Notes	9.50	8/1/14	1,705,000	[a]	1,781,725
Reddy Ice,
Sr. Scd. Notes	11.25	3/15/15	5,480,000	[a,b]	5,781,400
					7,563,125
Media—19.4%
Allbritton Communications,
Sr. Sub. Notes	7.75	12/15/12	7,215,000	[a]	7,269,113
CCH II Capital,
Sr. Notes	13.50	11/30/16	7,700,286	[a]	9,298,095
Cequel Communications Holdings,
Sr. Unscd. Notes	8.63	11/15/17	1,050,000	[a,b]	1,084,125
Clear Channel Communications,
Sr. Unscd. Notes	4.90	5/15/15	3,910,000		2,248,250

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Media (continued)
Clear Channel Communications,
Sr. Unscd. Notes	5.00	3/15/12	1,981,000		1,763,090
Clear Channel Communications,
Sr. Unscd. Notes	5.50	9/15/14	9,103,000		5,825,920
Clear Channel Communications,
Sr. Unscd. Notes	5.50	12/15/16	4,227,000		2,219,175
Clear Channel Communications,
Sr. Unscd. Notes	5.75	1/15/13	3,580,000		2,783,450
Clear Channel Communications,
Sr. Unscd. Debs.	6.88	6/15/18	2,265,000		1,166,475
Clear Channel Communications,
Gtd. Notes	10.75	8/1/16	1,545,000		1,216,687
Dish DBS,
Gtd. Notes	7.13	2/1/16	930,000	[a]	952,088
Kabel Deutschland,
Scd. Notes	10.63	7/1/14	2,093,000	[a]	2,205,499
LBI Media,
Sr. Sub. Notes	8.50	8/1/17	4,364,000	[a,b]	3,774,860
LIN Television,
Gtd. Notes, Ser. B	6.50	5/15/13	2,655,000	[a]	2,601,900
Nexstar Broadcasting,
Gtd. Notes	7.00	1/15/14	315,772	[a,b]	257,354
Nexstar Finance Holdings,
Sr. Discount Notes	11.38	4/1/13	99,073	[c]	88,918
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	670,000	[a]	681,725
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	3,700,000	[a]	3,764,750
Salem Communications,
Sr. Scd. Notes	9.63	12/15/16	2,285,000	[a]	2,399,250
Sinclair Television Group,
Gtd. Notes	8.00	3/15/12	3,180,000	[a]	3,164,100
Sinclair Television Group,
Sr. Scd. Notes	9.25	11/1/17	1,775,000	[a,b]	1,877,063
					56,641,887
Metals & Mining—3.3%
Severstal Columbus,
Sr. Scd. Notes	10.25	2/15/18	6,100,000	[a,b]	6,443,125

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Metals & Mining (continued)
Teck Resources,
Sr. Scd. Notes	10.75	5/15/19	2,645,000	[a]	3,253,350
					9,696,475
Oil & Gas—5.2%
Aquilex Holdings,
Sr. Notes	11.13	12/15/16	1,520,000	[a,b]	1,641,600
Chesapeake Energy,
Gtd. Notes	7.25	12/15/18	725,000	[a]	728,625
Chesapeake Energy,
Gtd. Notes	9.50	2/15/15	3,285,000	[a]	3,588,862
Cie Generale de
Geophysique-Veritas, Gtd. Notes	9.50	5/15/16	1,660,000	[a]	1,784,500
Continental Resources,
Gtd. Notes	8.25	10/1/19	300,000	[a]	319,500
Petrohawk Energy,
Gtd. Notes	9.13	7/15/13	3,370,000	[a]	3,534,288
Petrohawk Energy,
Gtd. Notes	10.50	8/1/14	435,000	[a]	482,306
Petroleos De Venezuela,
Gtd. Notes	5.25	4/12/17	3,240,000		2,000,700
Sabine Pass LNG,
Sr. Scd. Notes	7.50	11/30/16	1,055,000	[a]	936,313
					15,016,694
Packaging & Containers—4.4%
Aep Industries,
Sr. Unscd. Notes	7.88	3/15/13	3,755,000	[a]	3,745,612
BWAY,
Gtd. Notes	10.00	4/15/14	3,570,000	[a,b]	3,855,600
Plastipak Holdings,
Sr. Notes	8.50	12/15/15	2,165,000	[a,b]	2,213,713
Plastipak Holdings,
Sr. Notes	10.63	8/15/19	1,095,000	[a,b]	1,223,663
Solo Cup,
Sr. Scd. Notes	10.50	11/1/13	1,610,000	[a]	1,706,600
					12,745,188

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Paper & Forest Products—3.3%
Newpage,
Sr. Scd. Notes	11.38	12/31/14	5,659,000	[a]	5,659,000
Verso Paper Holdings,
Gtd. Notes, Ser. B	11.38	8/1/16	3,605,000	[a]	3,163,388
Verso Paper Holdings,
Sr. Scd. Notes	11.50	7/1/14	835,000	[a,b]	905,975
					9,728,363
Pipelines—.8%
ANR Pipeline,
Sr. Unscd. Notes	7.00	6/1/25	110,000	[a]	118,082
El Paso,
Sr. Unscd. Notes	12.00	12/12/13	1,935,000	[a]	2,273,625
					2,391,707
Real Estate Investment Trusts—.7%
Developers Diversified Realty,
Sr. Unscd. Notes	9.63	3/15/16	1,915,000	[a]	2,144,597
Retail—6.5%
Ferrellgas Partners,
Sr. Unscd. Notes	8.63	6/15/20	890,000		890,000
Ferrellgas Partners,
Sr. Notes	9.13	10/1/17	1,370,000	[a,b]	1,441,925
McJunkin Red Man,
Sr. Scd. Notes	9.50	12/15/16	2,310,000	[a,b]	2,370,638
Neiman Marcus Group,
Gtd. Notes	10.38	10/15/15	5,750,000	[a]	5,965,625
QVC,
Sr. Scd. Notes	7.50	10/1/19	1,440,000	[a,b]	1,476,000
Rite Aid,
Gtd. Notes	9.50	6/15/17	3,195,000	[a]	2,699,775
Rite Aid,
Sr. Scd. Notes	10.38	7/15/16	3,835,000	[a]	4,074,688
					18,918,651
Technology—6.8%
Equinix,
Sub. Notes	8.13	3/1/18	3,100,000	[a]	3,224,000

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Technology (continued)
First Data,
Gtd. Notes	9.88	9/24/15	1,140,000	[a]	977,550
First Data,
Gtd. Notes	9.88	9/24/15	3,630,000	[a]	3,149,025
Sungard Data Systems,
Gtd. Notes	9.13	8/15/13	1,000	[a]	1,030
Sungard Data Systems,
Gtd. Notes	10.25	8/15/15	10,485,000	[a]	11,074,781
Sungard Data Systems,
Gtd. Notes	10.63	5/15/15	1,340,000	[a]	1,467,300
					19,893,686
Telecommunications—24.1%
Digicel Group,
Sr. Unscd. Notes	8.88	1/15/15	8,410,000	[b]	8,304,875
Digicel Group,
Sr. Unscd. Notes	9.13	1/15/15	3,014,000	[b]	3,006,465
Digicel Group,
Sr. Notes	10.50	4/15/18	631,000	[b]	657,817
Digicel,
Sr. Unscd. Notes	12.00	4/1/14	780,000	[b]	887,250
Intelsat Bermuda,
Gtd. Notes	11.25	2/4/17	5,644,000	[c]	5,996,750
Intelsat Jackson Holdings,
Gtd. Notes	11.25	6/15/16	7,255,000		7,889,812
Intelsat Subsidiary Holding,
Gtd. Notes	8.88	1/15/15	5,790,000	[a,b]	5,978,175
Sorenson Communications,
Sr. Scd. Notes	10.50	2/1/15	12,665,000	[a,b]	12,285,050
Telesat Canada,
Sr. Unscd. Notes	11.00	11/1/15	3,110,000	[a]	3,475,425
Telesat Canada,
Sr. Sub. Notes	12.50	11/1/17	1,095,000	[a]	1,264,725
Wind Acquisition Finance,
Scd. Notes	11.75	7/15/17	12,485,000	[a,b]	13,858,350
Wind Acquisition Finance,
Scd. Bonds	12.00	12/1/15	575,000	[a,b,c]	623,875

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
Wind Acquisition
Holdings Finance,
Sr. Scd. Notes	12.25	7/15/17	6,100,000	[a,b]	6,069,500
					70,298,069
Textiles & Apparel—2.1%
Invista,
Sr. Unscd. Notes	9.25	5/1/12	4,405,000	[a,b]	4,482,087
Levi Strauss & Co.,
Sr. Unscd. Notes	9.75	1/15/15	1,580,000	[a]	1,662,950
					6,145,037
Transportation—3.3%
Bristow Group,
Gtd. Notes	7.50	9/15/17	225,000	[a]	228,375
General Maritime,
Sr. Unscd. Notes	12.00	11/15/17	2,790,000	[b]	2,999,250
Marquette
Transportation Finance,
Sr. Scd. Notes	10.88	1/15/17	2,625,000	[a,b]	2,680,781
Navios Maritime Holdings,
Sr. Scd. Notes	8.88	11/1/17	910,000	[b]	946,400
Navios Maritime Holdings,
Gtd. Notes	9.50	12/15/14	1,500,000		1,518,750
Teekay,
Sr. Unscd. Notes	8.50	1/15/20	239,000	[a]	250,950
Ultrapetrol Bahamas,
First Mortgage Notes	9.00	11/24/14	1,051,000		1,029,980
					9,654,486
Total Bonds and Notes
(cost $380,600,077)					400,386,142

Preferred Stocks—.0%			Shares		Value ($)
Media
Spanish Broadcasting System,
Ser. B, Cum. $26.88
(cost $2,256,546)			2,182 [d]		2,182

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Other Investment—1.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,495,000)	4,495,000 [e]	4,495,000

Total Investments (cost $387,351,623)	138.6%	404,883,324
Liabilities, Less Cash and Receivables	(38.6%)	(112,922,254)
Net Assets	100.0%	291,961,070

a	Collateral for Revolving Credit and Security Agreement.
b

Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, these securities had a total market value of $142,792,903 or 48.9% of net assets.

c	Variable rate security—interest rate subject to periodic change.
d

Illiquid security, fair valued by management.At the period end, the value of this security amounted to $2,182 or 0.001% of net assets.The valuation of this security has been determined in good faith under the direction of the Board of Trustees.

e	Investment in affiliated money market mutual fund.
f

Fair valued by management.At the period end, the value of this security amounted to $2,723,625 or 0.9% of net assets.The valuation of this security has been determined in good faith under the direction of the Board of Trustees.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Corporate Bonds	137.1	Preferred Stocks	.0
Money Market Investment	1.5		138.6
† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	382,856,623	400,388,324
Affiliated issuers	4,495,000	4,495,000
Cash		4,980
Cash denominated in foreign currencies	60	58
Dividends and interest receivable		9,906,251
Receivable for investment securities sold		4,101,171
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		606
Prepaid expenses		9,970
		418,906,360
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		277,823
Due to Shareholder Servicing Agent—Note 3(b)		17,262
Loan payable—Note 2		118,000,000
Payable for investment securities purchased		5,750,010
Dividend payable		2,502,398
Interest and loan fees payable—Note 2		153,069
Accrued expenses		244,728
		126,945,290
Net Assets ($)		291,961,070
Composition of Net Assets ($):
Paid-in capital		514,792,070
Accumulated undistributed investment income—net		10,620,263
Accumulated net realized gain (loss) on investments		(250,983,570)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign curency transactions		17,532,307
Net Assets ($)		291,961,070
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		71,497,084
Net Asset Value, per share ($)		4.08

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS
Year Ended March 31, 2010

Investment Income ($):
Income:
Interest	37,752,715
Cash dividends;
Affiliated issuers	5,495
Total Income	37,758,210
Expenses:
Management fee—Note 3(a)	3,367,226
Interest expense—Note 2	2,830,008
Shareholder servicing costs—Note 3(a,b)	396,451
Professional fees	177,972
Trustees’ fees and expenses—Note 3(c)	127,316
Shareholders’ reports	92,125
Registration fees	43,860
Custodian fees—Note 3(a)	36,266
Miscellaneous	270,526
Total Expenses	7,341,750
Less—reduction in management and shareholder
servicing fees due to undertaking—Note 3(a,b)	(923,085)
Net Expenses	6,418,665
Investment Income—Net	31,339,545
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,261,700
Net realized gain (loss) on forward foreign currency exchange contracts	(186,159)
Net Realized Gain (Loss)	1,075,541
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	79,505,335
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	79,643
Net Unrealized Appreciation (Depreciation)	79,584,978
Net Realized and Unrealized Gain (Loss) on Investments	80,660,519
Net Increase in Net Assets Resulting from Operations	112,000,064

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended March 31, 2010

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(331,375,822)
Net purchases of short-term portfolio securities	738,000
Proceeds from sales of portfolio securities	295,493,181
Interest received	34,146,805
Dividends received	59,493
Interest and loan fees paid	(2,951,480)
Operating expenses paid	(1,068,832)
Paid to The Dreyfus Corporation	(2,346,613)
Realized loss from foreign exchange contracts transactions	(186,159)
		(7,491,427)
Cash Flows from Financing Activities ($):
Dividends paid	(27,126,927)
Increase in loan oustanding	34,000,000	6,873,073
Net decrease in cash		(618,354)
Cash at beginning of period		623,392
Cash and cash denominated in foreign currencies at end of period		5,038
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Used in Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		112,000,064
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities ($):
Purchases of portfolio securities		(331,375,822)
Proceeds from sales of portfolio securities		295,493,181
Net sale of short-term securities		738,000
Increase in interest receivable		(647,159)
Decrease in interest and loan fees payable		(121,472)
Increase in accrued operating expenses		33,021
Increase in Due to The Dreyfus Corporation and affiliates		97,528
Decrease in prepaid expenses		42,662
Net realized gain on investments and foreign currency transactions		(1,075,541)
Net unrealized appreciation on investments
and foreign currency transactions		(79,584,978)
Decrease in dividends receivable		59,390
Net amortization of premiums on investments		(2,964,142)
Realized loss from foreign exchange contracts transactions		(186,159)
Net Cash Used In Operating Activities		(7,491,427)

See notes to financial statements.

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,
	2010	2009
Operations ($):
Investment income—net	31,339,545	27,206,084
Net realized gain (loss) on investments	1,075,541	(44,920,910)
Net unrealized appreciation
(depreciation) on investments	79,584,978	(42,032,787)
Net Increase (Decrease) in Net Assets
Resulting from Operations	112,000,064	(59,747,613)
Dividends to Shareholders from ($):
Investment income—net	(27,522,930)	(25,306,480)
Beneficial Interest Transactions ($):
Dividends reinvested—Note 1(e)	38,222	—
Total Increase (Decrease) in Net Assets	84,515,356	(85,054,093)
Net Assets ($):
Beginning of Period	207,445,714	292,499,807
End of Period	291,961,070	207,445,714
Undistributed investment income—net	10,620,263	4,787,500
Capital Share Transactions (Shares):
Shares issued for dividends reinvested	9,851	—

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

		Year Ended March 31,
	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	2.90	4.09	4.72	4.60	4.67
Investment Operations:
Investment income—net[a]	.44	.38	.34	.33	.37
Net realized and unrealized
gain (loss) on investments	1.13	(1.22)	(.63)	.17	(.03)
Total from Investment Operations	1.57	(.84)	(.29)	.50	.34
Distributions:
Dividends from investment income—net	(.39)	(.35)	(.34)	(.38)	(.41)
Net asset value, end of period	4.08	2.90	4.09	4.72	4.60
Market value, end of period	4.34	2.45	3.47	4.29	4.04
Total Return (%)[b]	97.45	(20.03)	(11.75)	15.99	.94
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.79	3.12	3.94	4.25	3.39
Ratio of net expenses
to average net assets	2.44	2.71	3.52	3.81	2.98
Ratio of net investment income
to average net assets	11.93	10.96	7.64	7.14	7.98
Portfolio Turnover Rate	82.02	48.80	49.38	41.02	54.31
Net Assets, end of period ($ x 1,000)	291,961	207,446	292,500	337,575	328,627
Average borrowings
outstanding ($ x 1,000)	111,334	94,866	129,549	149,351	135,205
Weighted average number of fund
shares outstanding ($ x 1,000)	71,488	71,487	71,487	71,487	71,487
Average amount of debt per share ($)	1.56	1.33	1.81	2.09	1.89

a	Based on average shares outstanding at each month end.
b	Calculated based on market value.

See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities that The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), that serves as the fund’s investment manager and administrator, determines to be of comparable quality.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board ofTrustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates, among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	400,386,142	—	400,386,142
Equity Securities—
Domestic†	—	—	2,182	2,182
Mutual Funds	4,495,000	—	—	4,495,000
Other Financial
Instrument††	—	606	—	606
Liabilities ($)
Other Financial
Instrument††	—	—	—	—

†	See Statement of Investments for industry classification.
††	Other financial instruments include derivative instruments such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investment in
Preferred Stocks ($)
Balance as of 3/31/2009	21,823
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(19,641)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of 3/31/2010	2,182

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has arrangements with the custodian bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually. To the extent that net realized capital gains could be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested either (i) through receipt of additional unissued but authorized shares from the fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market of the New York Stock Exchange or elsewhere as defined in the dividend reinvestment plan.

On March 23, 2010, the Board of Trustees declared a cash dividend of $0.043 per share from investment income-net, payable on April 26, 2010 to shareholders of record as of the close of business on April 9, 2010.This represents an increase of $0.008 per share from the previous dividend.

(f) Concentration of risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

The fund is permitted to invest up to 5% of its assets directly in the common stock of high yield bond issuers.This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable high yield bonds are not available for sale, and expects to sell the common stock promptly when suitable high yield bonds are subsequently acquired.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended March 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended March 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $13,123,267, accumulated capital losses $248,937,760 and unrealized appreciation $15,485,891.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2010. If not applied, $105,470,700 of the carryover expires in fiscal 2011, $56,969,403 expires in fiscal 2012, $19,946,264 expires in fiscal 2014, $8,379,964 expires in fiscal 2016, $24,707,290 expires in fiscal 2017 and $33,464,139 expires in fiscal 2018. During the period ended March 31, 2010, $283,731,643 of accumulated capital losses expired unused. It is uncertain that the fund will be able to utilize most of its capital loss carryovers prior to its expiration date.

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2010 and March 31, 2009 were as follows: ordinary income $27,522,930 and $25,306,480, respectively.

During the period ended March 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, consent fees, foreign currency transactions, nondeductible excise taxes paid and the expiration of a capital loss carryover, the fund increased accumulated undistributed investment income-net by $2,016,148, increased accumulated net realized gain (loss) on investments by $281,941,121 and decreased paid-in capital by $283,957,269. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Borrowings:

The fund has a $125,000,000 Revolving Credit and Security Agreement (the “Agreement”), which was renewed until November 2, 2010, subject to certain amendments. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral which amounted to $325,808,974 as of March 31, 2010; the yield to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time. During the period ended March 31, 2010, $1,200,652 and $1,135,417 were applicable to the Program Fee and Liquidity Fee and the remaining balance of $493,939 was due to interest payable on the loan.

The average amount of borrowings outstanding during the period ended March 31, 2010, under the Agreement, was $111,334,200, with a related weighted average annualized interest rate of ..44%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

For the period from April 1, 2009 through September 30, 2009, the Manager waived receipt of a portion of the fund’s management fee in the amount of .25% of the Managed Assets. Effective October 1, 2009 through September 30, 2010, the Manager has agreed to waive receipt of a portion of the fund’s management fee in the amount of .15% of the Managed Assets.The reduction in management fee, pursuant to the undertaking, amounted to $736,017 during the period ended March 31, 2010.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates BNY Mellon Shareowner Services, an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2010, the fund was charged $13,000 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2010, the fund was charged $36,266 pursuant to the custody agreement.

During the period ended March 31, 2010, the fund was charged $5,340 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $310,707, custodian fees $14,158, chief compliance officer fees $2,742 and certain transfer agency fees $2,000, which are offset against an expense reimbursement currently in effect in the amount of $51,784.

(b) In accordance with the Shareholder Servicing Agreement, UBS Warburg LLC provides certain shareholder services for which the fund pays a fee computed at the annual rate of .10% of the value of the fund’s average weekly Managed Assets. During the period ended March 31, 2010, the fund was charged $374,136 pursuant to the Shareholder Servicing Agreement.

For the period from April 1, 2009 through September 30, 2010, UBS Warburg LLC agreed to waive receipt of a portion of the fund’s shareholder services fee in the amount of .05% of the Managed Assets.The reduction in shareholder services fee, pursuant to the undertaking, amounted to $187,068 during the period ended March 31, 2010.

(c) Prior to January 1, 2010, each Trustee received $15,000 per year, plus $1,000 for each Board meeting attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $500 for Board meetings and separate committee meetings attended that were conducted by tele-phone.With respect to compensation committee meetings, the Chair of the compensation committee received $100 per meeting. Effective January 1,2010 eachTrustee who is not an“interested person”(as defined in the Act) receives $15,000 per annum plus $1,000 per joint Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The fund also reimburses each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds, Dreyfus Funds, Inc. (the “Board Group Open-End Funds”) and the fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2010, amounted to $335,707,873 and $298,041,461, respectively.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended March 31, 2010 were as follows:

Affiliated
Investment	Value		Value	Net
Company	3/31/2009 ($)	Purchases ($)	Sales ($) 3/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	5,233,000	157,887,000	158,625,000 4,495,000	1.5

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

The fund may use various derivatives, including options, futures contracts, forward currency exchange contracts and swaps.The fund may invest in, or enter into, these financial instruments for a variety of reasons, including to hedge certain market trends, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

During the period ended March 31, 2010, the following summarizes the average market value and percentage of average net assets:

		Average
	Value ($)	Net Assets (%)
Forward contracts	798,497.21

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strat-egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund real-

izes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized gains or losses that occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. The following summarizes open forward contracts at March 31, 2010:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amount	Proceeds ($)	Value ($)	Appreciation ($)
Sale:
Euro,
Expiring 4/28/2010	140,000	189,703	189,097	606

At March 31, 2010, the cost of investments for federal income tax purposes was $389,397,433; accordingly, accumulated net unrealized appreciation on investments was $15,485,891, consisting of $22,616,916 gross unrealized appreciation and $7,131,025 gross unrealized depreciation.

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following:

At a Special Board Meeting of the fund held on May 25, 2010, the Board approved of a proposal to terminate the Shareholder Servicing Agreement between the fund and UBSWarburg LLC (the “Agreement”). Pursuant to the Agreement, the fund will provide UBS Warburg LLC with 60 days' written notice of the fund’s intention to terminate theAgreement,and such termination is expected to become effective on or about July 30, 2010.

The Fund 33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Dreyfus High Yield Strategies Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments of Dreyfus HighYield Strategies Fund (the “Fund”), as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Strategies Fund as of March 31, 2010, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 26, 2010

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates .24% of the ordinary dividends paid during the fiscal year ended March 31, 2010 as qualifying for the corporate dividends received deduction. The fund also hereby designates 97.93% of ordinary income dividends paid during the fiscal year ended March 31, 2010 as qualifying “interest related dividends”. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

PROXY RESULTS (Unaudited)

Holders of Beneficial interest voted on the following proposal presented at the annual shareholders’ meeting held on August 6, 2009 as follows:

		Shares
	For		Authority Withheld
To elect two Class I Trustees:†
Stephen J. Lockwood	62,332,475		2,501,016
Benaree Pratt Wiley	62,221,397		2,612,094

† The terms of these Class I Trustees expire in 2012.

The Fund 35

SUPPLEMENTAL INFORMATION (Unaudited)

Certifications

In August 2009, the fund’s Chief Executive Officer submitted his annual certification to the New York Stock Exchange (“NYSE”) pursuant to Section 303A.12(a) of the NYSE Listed Company Manual.The fund’s principal executive and principal financial officer certification pursuant to Rule 30a-2 under the 1940 Act are filed with the fund’s Form N-CSR and Form N-Q filings and are available on the SEC website at http://www.sec.gov.

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 9, 2010, the Board considered the re-approval of the fund’s Investment Management and Administration Agreement (“Management Agree ment”), pursuant to which the Manager provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information.The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives noted the fund’s closed-end structure, the relationships the Manager has with various intermediaries complex-wide and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing services to intermediaries and shareholders.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure. The Board also considered the Manager’s brokerage policies and practices and the standards applied to seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of debt leveraged, closed-end high current yield funds (the “Performance Group”) and to a larger universe

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

of funds, consisting of all leveraged closed-end, high current yield funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance, on both a net asset value and market price basis, was at or above the Performance Group and Performance Universe medians for the 1-, 2-, 3-, 4- and 5-year time periods ended December 31, 2009, except it was below the Performance Universe median, on a net asset value basis, for the 1-year period.The fund’s total return performance, on both a net asset value and market price basis, was below the Performance Group and Performance Universe medians for the 10-year period ended December 31, 2009.The Board also noted that the fund’s yield performance, on a net asset value basis, was above the Performance Group median and the Performance Universe median for each of the one-year periods ended December 31st from 2000 to 2003 and from 2000 to 2004, respectively, and below the Performance Group median and the Performance Universe medians for each of the one-year periods ended December 31st from 2004 to 2009 and from 2005 to 2009, respectively. The Board noted that the fund’s yield performance, on a market price basis, was above the Performance Group and Performance Universe medians for each of the one-year periods ended December 31st from 2000 to 2004, below the Performance Group and Performance Universe medians for each of the one-year periods ended December 31st 2007, 2008 and 2009, above the Performance Group median and below the Performance Universe median for the one-year period ended December 31, 2005 and at the Performance Group median and above the Performance Universe median for the one-year period ended December 31, 2006.The Manager also provided a comparison of the fund’s calendar year total returns, based on net asset value, to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of manage-

ment fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board noted that the fund’s contractual management fee was below the Expense Group median.The Board members noted that, prior to September 30, 2009, the Manager had been waiving a portion of its management fee in the amount of 0.25% of the value of the fund’s average weekly total assets (minus the sum of accrued liabilities, other than the aggregate indebtedness constituting financial leverage) (“Managed Assets”), which represented almost 28% of the Manager’s contractual fee rate under the Management Agreement. It was further noted that, effective October 1, 2009, the Manager was waiving a portion of its management fee in the amount of 0.15% of the value of the fund’s Managed Assets, which represents almost 17% of the Manager’s contractual fee rate under the Management Agreement. The Board members noted that, based on Managed Assets and taking into account the fee waiver in place, the fund’s actual management fee was below the Expense Group and Expense Universe medians. The Board also noted that, based on Managed Assets and taking into account the fee waiver, the fund’s expense ratio, which was provided by Lipper and included investment-related expenses such as costs associated with the fund’s leverage, was below the Expense Group median and above the Expense Universe median. Representatives of the Manager and the Board members agreed that the waiver would be extended until September 30, 2010.

Representatives of the Manager noted that there were no other leveraged, high yield, closed-end funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same Lipper category as the fund. Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by other accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, as applicable, in providing services to such

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Similar Accounts as compared to managing and providing services to the fund.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including that the fund is a closed-end fund without daily inflows and outflows of capital and not experiencing asset growth, and that the Manager was waiving almost 17% of its contractual fee rate under the Management Agreement.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services. It was noted that a discussion of economies of scale is predicated on increasing assets and that because the fund is a closed-end fund without daily inflows and outflows of capital there were not at this time significant economies of scale to be realized by Dreyfus in managing the fund’s assets. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered by the Manager.The Board also noted the Manager's waiver of receipt of a portion of the management fee and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

  The Board was generally satisfied with the fund’s overall relative total return performance.

  The Board concluded, taking into account the fee waiver, that the fee paid by the fund to the Manager was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were to be determined that mate- rial economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 41

DIVIDEND REINVESTMENT PLAN (Unaudited)

To participate automatically in the Dividend Reinvestment Plan (the “Plan”) of the Dreyfus HighYield Strategies Fund (the “fund”), fund shares must be registered in either your name, or, if your fund shares are held in nominee or “street” name through your broker-dealer, your broker-dealer must be a participant in the Plan.You may terminate your participation in the Plan, as set forth below. All shareholders participating (the “Participants”) in the Plan will be bound by the following provisions:

BNY Mellon Shareowner Services (the “Agent”) will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.

Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant’s account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund’s shares on the payment date.

Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant’s shares (less their pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant’s account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions.These newly issued shares will be valued at the then-current market price per share of the fund’s shares at the time such shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund’s shares on a particular date shall be the last sales price on the NYSE on that date, or, if there is no sale on such NYSE on that date, then the mean between the closing bid and asked quotations for such shares on such NYSE on such date and (b) the net asset value per share of the fund’s shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.

Open-market purchases provided for above may be made on any securities exchange where the fund’s shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to

The Fund 43

DIVIDEND REINVESTMENT PLAN (Unaudited) (continued)

price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest,and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected.The Agent shall have no responsibility as to the value of the fund’s shares acquired for each Participant’s account. For the purpose of cash investments, the Agent may commingle each Participant’s fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Agent may hold each Participant’s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of the Agent’s nominee.The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the Participant to the fund, and then with respect to any proxies not returned by the participant to the fund in the same portion as the Agent votes proxies returned by the Participants to the fund. Upon a Participant’s written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.

The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund’s shares at the time of termination.

Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution. The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.

These terms and conditions may be amended or supplemented by the Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the

The Fund 45

DIVIDEND REINVESTMENT PLAN (Unaudited) (continued)

effective date thereof.The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (66)

Chairman of the Board (1995) Current term expires in 2011

Principal Occupation During Past 5Years:

• Corporate Director and Trustee

Other Public Company Board Memberships During Past 5Years:

  CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-present)

  Sunair Services Corporation, a provider of certain outdoor-related services to home and business, Director (2005-2009)

No. of Portfolios for which Board Member Serves: 167

———————

James M. Fitzgibbons (75)

Board Member (1998) Current term expires in 2010

Principal Occupation During Past 5Years:
• Corporate Director and Trustee

Other Public Company Board Memberships During Past 5Years:

• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)

No. of Portfolios for which Board Member Serves: 35

———————

Kenneth A. Himmel (63)

Board Member (1998) Current term expires in 2011

Principal Occupation During Past 5Years:

  President and CEO,Related Urban Development,a real estate development company (1996-present)

  President and CEO, Himmel & Company, a real estate development company (1980-present)

  CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 35

The Fund 47

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (62)

Board Member (1998) Current term expires in 2012

Principal Occupation During Past 5Years:

  Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 35

———————

Roslyn M.Watson (60)

Board Member (1998) Current term expires in 2010

Principal Occupation During Past 5Years:

• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 46

———————

Benaree Pratt Wiley (63)

Board Member (1998) Current term expires in 2012

Principal Occupation During Past 5Years:

  Principal,The Wiley Group, a firm specializing in strategy and business development (2005-present)

  President and CEO,The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA (1991-2005)

Other Public Company Board Memberships During Past 5Years:

  CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 72

———————

The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.

J.Tomlinson Fort, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 167 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

The Fund 49

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 190 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since July 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 186 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Distributor since October 1998.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 190 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellonís Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firmís Fund Accounting Department from 1997 through October 2001.

The Fund 51

NOTES

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Joseph S. DiMartino is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $87,070 in 2009 and $87,070 in 2010.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $22,419 in 2009 and $4,470 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,350 in 2009 and $2,350 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2009 and $0 in 2010.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $4,864,625 in 2009 and $2,106,220 in 2010.

Auditor Independence. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor’s independence.

Item 5. Audit Committee of Listed Registrants.

     During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Joseph S. DiMartino, James M. Fitzgibbons, Kenneth A. Himmel, Stephen J. Lockwood, Roslyn M. Watson and Benaree Pratt Wiley.

Item 6. Investments.

(a) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     The Board of each fund in the Dreyfus Family of Funds has delegated to The Dreyfus Corporation (“Dreyfus”) the authority to vote proxies of companies held in the fund’s portfolio. Dreyfus, through its participation on The Bank of New York Mellon Corporation’s (“BNY Mellon’s”) Proxy Policy Committee (the “PPC”), applies BNY Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

     Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best financial and economic interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best financial and economic interests of the fund and its shareholders.

     Dreyfus seeks to avoid material conflicts of interest by participating in the PPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Dreyfus and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and proxies of mutual funds sponsored by Dreyfus or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers in Dreyfus’ and its affiliates’ discretion.

     All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in BNY Mellon’s or Dreyfus’s policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals, for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, are referred to the PPC for discussion and vote. Additionally, the PPC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. With regard to voting proxies of foreign companies, Dreyfus weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, Dreyfus seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

     When evaluating proposals, the PPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the PPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The PPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the PPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders.

     On questions of social responsibility where economic performance does not appear to be an issue, the PPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues. With respect to funds having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues are evaluated and voted separately by the fund's portfolio manager in accordance with such policies, rather than pursuant to the PPC process described above.

     In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders.

     Information regarding how Dreyfus voted proxies for a Fund is available on the Dreyfus Family of Funds’ website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov on the Registrant’s Form N-PX filed with the SEC.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The following information is as of May 28, 2010, the date of the filing of this report:

     Karen Bater is the sole primary portfolio manager for the Registrant. Ms. Bater has been the sole primary portfolio manager of the Registrant since April 2008 and a co-primary portfolio manager of the Registrant and employed by Dreyfus since July 2007. She is Director of High Yield Strategies of Standish Mellon Asset Management, LLC (“Standish Mellon”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, responsible for managing Standish’s High Yield portfolios. She joined Standish in July 2007 from NWD Investments. Prior to NWD Investments, Ms. Bater was a portfolio manager at CoresStates Investment Advisors.

(a) (2) The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

     Portfolio Managers. The Registrant’s investment adviser is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Trust’s Board to execute purchases and sales of securities. Karen Bater is the Registrant’s primary portfolio manager. Chris Barris, James Gaul and Christopher Paciello are also portfolio managers of the Registrant. Ms. Bater and Messrs. Barris, Gaul and Paciello are employees of Dreyfus and Standish Mellon.

     Portfolio Managers Compensation. The portfolio managers are compensated by Standish Mellon and not by Dreyfus or the Registrant. Each Standish Mellon portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Standish Mellon Annual Incentive Plan and Long Term Incentive Plan is through a predetermined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish Mellon’s performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish Mellon.

     All portfolio managers are also eligible to participate in the Standish Mellon Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish Mellon (capped at 20% per year). Management has discretion with respect to actual participation.

     Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon’s Elective Deferred Compensation Plan.

     Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio manager and assets under management in those accounts as of the end of the Registrant’s fiscal year:

	Registered
	Investment
	Company		Pooled	Assets	Other	Assets Managed
Portfolio Manager	Accounts	Assets Managed	Accounts	Managed	Accounts

Karen Bater	4	$2.218 Billion	0	$0	13	$1.041 Billion

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of shares of the Registrant beneficially owned by the primary portfolio manager are as follows as of the end of the Registrant’s fiscal year:

Dollar Range of Registrant
Portfolio Manager	Registrant Name	Shares Beneficially Owned

Karen Bater	Dreyfus High Yield Strategies	None
Fund

     Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

     Potential conflicts of interest may arise because of Dreyfus’ management of the Registrant and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings (“IPOs”), in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Registrant, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolios managers have a materially larger investment in Other Accounts than their investment in the Registrant.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. For these or other reasons, the portfolio manager may purchase different securities for the Registrant and the Other Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

     Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of Dreyfus and an affiliated entity and such portfolio managers also manage Other Accounts.

     Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	May 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	May 24, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	May 24, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)